SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 14, 2011 (February 13, 2011)

DYNEGY INC.
DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation)	001-33443 000-29311 (Commission File Number)	20-5653152 No. 94-3248415 (I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On February 13, 2011 Dynegy Inc. (“Dynegy” or the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger among Dynegy, IEH Merger Sub LLC, a Delaware limited liability company (“Parent”), and IEP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  The Amendment amends the previously announced Agreement and Plan of Merger, dated as of December 15, 2010 (as amended, the “Merger Agreement”) among Dynegy, Parent and Merger Sub.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Parent commenced a tender offer (the “Offer”) on December 22, 2010 to purchase all of the issued and outstanding shares of common stock of the Company (“Common Stock”) and associated rights (together with the shares of Common Stock, the “Shares”) issued pursuant to the Stockholder Protection Rights Agreement, dated as of November 22, 2010, as amended, at a purchase price of $5.50 per Share, net to the holder in cash but subject to any required withholding of taxes.  After the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including the approval of stockholders of the Company (if required by law), Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of Parent.

            The Amendment (i) provides for the extension of the Offer until 5:00 p.m., New York City time on February 18, 2011 and (ii) provides that the Merger Agreement will automatically terminate  if the conditions to the consummation of the Offer have not been satisfied by such date and time (“Offer End Date Termination”).  Pursuant to the Amendment, in the event of an Offer End Date Termination, Parent would be obligated to terminate the Offer.  In connection with an Offer End Date Termination the Company is obligated to pay $5 million to Parent in respect of expenses incurred by Parent and as consideration for entering into the Merger Agreement and, in certain circumstances, may be required to pay Parent a $16.3 million fee, less any Parent expense payments previously paid by the Company.

           The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.” Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in Dynegy’s filings with the Securities and Exchange Commission (the “SEC”). Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its most recent Form 10-K and subsequent reports on Form 10-Q, the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in its preliminary proxy statement filed with the SEC on January 10, 2011 and the section entitled “Forward-Looking Statements” in its preliminary consent revocation statement filed with the SEC on November 26, 2010. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements described in this Current Report on Form 8-K could be affected by, among other things, (i) the timing and anticipated benefits to be achieved through Dynegy’s 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v) anticipated liquidity in the regional power and fuel markets in which Dynegy transacts, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the potential for a market recovery over the longer term; (viii) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the U.S. economy, its trajectory and its impacts, as well as Dynegy’s stock price; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) expectations regarding Dynegy’s revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiii) Dynegy’s focus on safety and its ability to efficiently operate its assets so as to maximize its revenue generating opportunities and operating margins; (xiv) beliefs about the outcome of legal, regulatory, administrative and legislative matters; (xv) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; (xvi) uncertainties associated with the consent solicitation (the “Seneca Capital Solicitation”) engaged in by Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (“Seneca Capital”) and (xvii) uncertainties associated with the proposed acquisition of Dynegy by an affiliate of Icahn Enterprises LP (the “Transaction”), including uncertainties relating to the anticipated timing of filings and approvals relating to the Transaction, the outcome of legal proceedings that may be instituted against Dynegy and/or others relating to the Transaction, the expected timing of completion of the Transaction, the satisfaction of the conditions to the consummation of the Transaction and the ability to complete the Transaction. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond Dynegy’s control.

Notice to Investors

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy the outstanding shares of common stock of Dynegy Inc. (the “Company”) is being made pursuant to an offer to purchase and related materials that IEH Merger Sub LLC, an affiliate of Icahn Enterprises LP, and Icahn Enterprises Holdings L.P., as a co-bidder (collectively with IEH Merger Sub LLC, the “Offeror”), have filed with the SEC. The Offeror has filed a tender offer statement on Schedule TO with the SEC in connection with the commencement of the offer, and the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials have or will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) are or will be available at no charge from the SEC through its website at www.sec.gov. The Schedule 14D-9 and related materials may be obtained for free from D.F. King & Co., Inc., Toll-Free Telephone: (800) 697-6975. Investors may also obtain copies of the Schedule TO and the related materials free from Morrow & Company; banks and brokerage firms can call Morrow & Company at (203) 657-9400, and stockholders can call Morrow & Company toll free at (800) 607-0088. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from Dynegy’s website, http://www.dynegy.com.

Additional Information About the Merger and Where to Find It

In connection with the potential merger, the Company filed a preliminary proxy statement with the SEC on January 10, 2011. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from the Company’s website, http://www.dynegy.com.

Participants in the Solicitation

Dynegy and its directors and officers may be deemed to be participants in the solicitation of proxies from Dynegy’s stockholders with respect to the Merger. Information about Dynegy’s directors and executive officers and their ownership of Dynegy’s common stock is set forth in the proxy statement for Dynegy’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents regarding the Merger, when filed with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d)           Exhibits:

Exhibit No.	Document
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2011 among Dynegy Inc., IEH Merger Sub LLC, and IEP Merger Sub Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: February 14, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: February 14, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2011 among Dynegy Inc., IEH Merger Sub LLC, and IEP Merger Sub Inc.